k

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 11, 2025

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street
Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 781 828-9300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DXLG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 11, 2025, Destination XL Group, Inc., a Delaware corporation (“DXL”), Divine Merger Sub I, Inc., a Delaware corporation and wholly owned direct subsidiary of DXL (“Merger Sub”), and FBB Holdings I, Inc., a Delaware corporation (“FBB”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, on the terms and subject to the conditions set forth therein, Merger Sub will merge with and into FBB, with FBB continuing as the surviving corporation as a wholly owned subsidiary of DXL (the “Merger”). The Merger Agreement was unanimously approved by the board of directors of each of DXL and FBB and has been approved by the requisite vote of FBB stockholders.

Merger Consideration

At the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of FBB (“FBB Common Stock”), other than Excluded Shares, Appraisal Shares and Unaccredited Investor Shares (each as defined in the Merger Agreement), will be converted into the right to receive that number of fully paid and nonassessable shares of the common stock, par value $0.01 per share, of DXL (the “DXL Common Stock”) equal to the Exchange Ratio (as defined below). A holder of FBB Common Stock who would otherwise be entitled to receive a fraction of a share of DXL Common Stock (after aggregating all fractional DXL Common Stock issuable to such holder in connection with the Merger) will have such fractional share rounded up to one whole share of DXL Common Stock. “Exchange Ratio” means the New Issuance (as defined below) divided by the number of shares of FBB Common Stock issued and outstanding immediately prior to the Effective Time. “New Issuance” means a number of shares equal to (a) the number of outstanding shares of DXL Common Stock as of immediately before the Effective Time on a fully diluted, as converted and as exercised basis in accordance with the treasury stock method, multiplied by (b) the quotient of fifty-five percent (55%) divided by forty-five percent (45%).

Treatment of Unaccredited Investor Shares

Each share of FBB Common Stock held immediately prior to the Effective Time by an FBB Stockholder that is an Unaccredited Investor (as defined in the Merger Agreement) will be converted into the right to receive the Unaccredited Investor Cash Consideration (as defined in the Merger Agreement), without any interest thereon.

FBB Pre-Closing Investment and Financing Matters

Prior to the closing of the transactions contemplated by the Merger Agreement, FBB is required to use reasonable best efforts to consummate the transactions contemplated by certain commitment and subscription agreements with certain of its existing stockholders and lenders, pursuant to which FBB will issue and sell FBB Common Stock for aggregate gross proceeds of approximately $92 million, including cancellation of indebtedness (the “Pre-Closing Investment”).

In addition, DXL and FBB are each required to use reasonable best efforts to cooperate with the other party in connection with (i) the amendment and restatement of FBB’s existing term loan facility to authorize and give effect to the Merger and the capital structure of the surviving company following the closing, and (ii) the establishment, documentation and closing of a combined asset-based revolving credit facility for the surviving company and its subsidiaries, whether through an amendment or amendment and restatement of the Existing FBB ABL Agreement (as defined in the Merger Agreement) or, if reasonably determined by FBB in consultation with DXL, an amendment or amendment and restatement of the Existing DXL ABL Agreement (as defined in the Merger Agreement) or a new ABL credit agreement.

Directors and Officers of the Combined Company

The Merger Agreement provides that, effective upon and immediately following the Effective Time, the board of directors of DXL and committees thereof will be comprised of the following individuals: (i) four members of the board of directors designated by DXL (the “DXL Nominee Directors”), (ii) four members of the board of directors designated by FBB, one of which will include the Chief Executive Officer of FBB as of the date of the Merger Agreement (the “FBB Nominee Directors”), and (iii) one member of the board of directors mutually agreed to by both DXL and FBB. The DXL Nominee Directors will, in consultation with the FBB Nominee Directors, appoint the initial Chairperson of the combined company.

In addition, effective as of the Effective Time, (i) Mr. Jim Fogarty, the Chief Executive Officer of FBB, will serve as the Chief Executive Officer of DXL from and after the Effective Time, and (ii) the officers of DXL from and after the Effective Time will be such individuals as DXL and FBB agree, through a process overseen by the Chief Executive Officer of FBB in consultation with the DXL Nominee Directors and FBB Nominee Directors, cooperating in good faith to identify such individuals prior the Effective Time.

Certain Other Terms and Conditions of the Merger Agreement

The Merger Agreement contains customary representations and warranties from both DXL and FBB. Each party has also agreed to customary covenants, including, among others, covenants relating to (i) the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) each party’s non-solicitation obligations related to alternative acquisition proposals, (iii) in the case of DXL, its obligation to call a meeting of its stockholders to approve the share issuance in the Merger and the obligation of its board of directors to recommend that its stockholders approve the share issuance, and (iv) in the case of DXL, its obligation to use reasonable best efforts to prepare and file with the SEC within 30 days of the closing of the Merger a registration statement of DXL registering the resale by the FBB stockholders of the merger consideration issued in connection with the Merger Agreement and the Merger. DXL and FBB have also agreed to use their commercially reasonable efforts to obtain all required consents, permits, waivers, approvals, clearances, authorizations, or non-actions for consummation of the transactions contemplated by the Merger Agreement.

The completion of the Merger is subject to customary conditions, including, among others, (i) approval of the Merger Agreement and related transactions by the requisite vote of the FBB stockholders, (ii) approval of the share issuance by the requisite vote of the DXL stockholders, (iii) authorization for listing on The Nasdaq Stock Market of the shares of DXL Common Stock to be issued in the Merger, subject to official notice of issuance, and (iv) FBB’s consummation of the Pre-Closing Investment.

Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (i) subject to certain exceptions, the accuracy of the representations and warranties of the other party, (ii) performance in all material respects by the other party of its obligations under the Merger Agreement, and (iii) the absence of any events or developments having a material adverse effect on the other party.

The Merger Agreement also provides for certain termination rights for both DXL and FBB.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Merger, and (ii) were made only as of the date of the Merger Agreement or such other dates as is specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties, covenants and agreements, or any descriptions thereof, as characterizations of the actual state of facts or condition of any party to the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about DXL or FBB or any other party to the Merger Agreement or any related agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On December 11, 2025, DXL and FBB issued a joint press release announcing that they had entered into the Merger Agreement. A copy of the joint press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K.

An Investor Presentation containing additional information regarding the Merger is furnished herewith as Exhibit 99.2 to this Current Report on Form 8-K.

On December 11, 2025, the documents attached hereto as Exhibit 99.3, Exhibit 99.4, Exhibit 99.5, Exhibit 99.6, Exhibit 99.7, Exhibit 99.8 and Exhibit 99.10 are being disseminated by DXL and/or FBB in connection with the Merger. An exhibit containing additional information regarding certain participants in the solicitation is attached hereto as Exhibit 99.9.

Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which DXL and FBB operate and beliefs of and assumptions made by DXL management and FBB management, involve uncertainties that could significantly affect the financial results of DXL or FBB or the combined company. Words such as “anticipates,” “believes,”

“estimates,” “expects,” “intends,” “plans,” “seeks” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. With respect to any such forward-looking statements, DXL and FBB each claim the protection provided for in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving DXL and FBB, including future financial and operating results and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, integrating DXL and FBB, and the expected timing for completing the Merger — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the Merger and the timing of the closing of the Merger; the conditions to the completion of the Merger, including the receipt of DXL stockholder approval for the Merger; the ability to successfully integrate and scale our operations and employees; the ability and timing to realize anticipated benefits and synergies of the Merger; the potential impact of the announcement, pendency or consummation of the Merger on relationships, including with employees, customers, credit rating agencies, suppliers and competitors; the ability to retain key personnel; the challenging macroeconomic environment, including volatility and changes in global trade policies, and the ability of the combined company to mitigate potential tariff exposure and maintain supply; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; negative rating agency actions; the outcome of any legal proceedings that may be instituted against DXL or FBB; the risk that any announcements relating to the Merger could have adverse effects on the market price of the common stock of DXL; diversion of management’s attention from ongoing business operations and opportunities; and those additional risks and factors detailed in the Proxy Statement referenced below when available and other reports filed with the SEC by DXL from time to time, including those discussed under the heading “Risk Factors” in DXL’s most recently filed Annual Report on Form 10-K. These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov. Neither DXL nor FBB undertakes any duty to update any forward-looking statements contained herein, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information About the Merger and Where to Find It

In connection with the Merger, DXL intends to file a proxy statement (the “Proxy Statement”), which will be distributed to the stockholders of DXL in connection with their votes on the issuance of DXL Common Stock in the Merger. Investors and security holders are encouraged to read the Proxy Statement when it becomes available (and any other documents filed with the Securities and Exchange Commission (the “SEC”) in connection with the Merger or incorporated by reference into the Proxy Statement) because such documents will contain important information regarding the Merger and related matters. Investors and security holders will be able to obtain these documents, and any other documents DXL has filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing DXL’s website at investor.dxl.com. In addition, documents filed with the SEC by DXL will be available free of charge by writing to DXL at 555 Turnpike Street, Canton, Massachusetts 02021, Attention: Corporate Secretary.

Participants in the Solicitation

DXL and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the Merger. Information about DXL’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in DXL’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on June 30, 2025, including under the headings “Director Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Security Ownership of Management.” To the extent holdings of DXL Common Stock by the directors and executive officers of DXL have changed from the amounts of DXL Common Stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed with the SEC, including the Form 4s filed by each of the non-executive directors on August 6, 2025, the Form 4s filed by each of the executive officers on September 3, 2025 and the Form 4s filed by each of the non-executive directors on November 5, 2025.

FBB and its chief executive officer may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the Merger. Information about FBB and its chief executive officer has been attached hereto as Exhibit 99.9.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement regarding the Merger when it becomes available. Free copies of this document may be obtained as described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated December 11, 2025, by and among Destination XL Group, Inc., Divine Merger Sub I, Inc., and FBB Holdings I, Inc.
99.1	Joint Press Release, dated December 11, 2025
99.2	Investor Presentation, dated December 11, 2025
99.3	Letter to Destination XL Group, Inc. Employees from Harvey Kanter
99.4	Letter to Destination XL Group, Inc. Employees from Jim Fogarty
99.5	Letter to Destination XL Group, Inc. Rewards Club Members
99.6	Letter to Destination XL Group, Inc. Business Partners and Suppliers
99.7	Transaction Infographic
99.8	Friends and Family Infographic
99.9	Information Regarding Certain Participants in the Solicitation
99.10	Store Inforgraphic
104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the interactive data file because its XBRL tags are embedded within the Inline XBRL document.

______________

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. DXL hereby agrees to furnish supplementally a copy of any of the omitted schedules upon request by the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Destination XL Group, Inc.

Date:	December 11, 2025	By:	/s/ Robert S. Molloy
General Counsel and Secretary